Exhibit 99.1

Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of Mutual of America Investment Corporation (the "Investment Corp.") on Form N-CSR for the semi annual period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Manfred Altstadt, Executive Vice President, Chief Financial Officer and Treasurer of the Investment Corp., certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Investment Corp.

Dated: Sept. 8, 2003

                                     /s/ MANFRED ALTSTADT*
                                     -------------------------------------------
                                     Manfred Altstadt
                                     Senior Executive Vice President,
                                     Chief Financial Officer and Treasurer of
                                     Mutual of America Investment Corporation

   * Due to a medical disability, the President of registrant is unable to sign this Certification. Mr. Altstadt is the second ranking executive officer.

                                                                    Exhibit 99.1

Certification Pursuant to 18 U.S.C. 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Report of Mutual of America Investment Corporation (the "Investment Corp.") on Form N-CSR for the semi annual period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John R. Greed, Executive Vice President, Controller and Chief Accounting Officer of the Mutual of America Investment Corporation, certify that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Investment Corp.

Dated: Sept. 8, 2003

                                     /s/ JOHN R. GREED
                                     -------------------------------------------
                                     John R. Greed
                                     Executive Vice President, Controller
                                     and Chief Accounting Officer of
                                     Mutual of America Investment Corporation